Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:
Mark C. Layton	Todd Fromer / Garth Russell
Senior Partner and Chief Executive Officer	Investor Relations
or Thomas J. Madden	KCSA Strategic Communications
Senior Partner and Chief Financial Officer	(212) 896-1215 / (212) 896-1250
(972) 881-2900	tfromer@kcsa.com / grussell@kcsa.com
PFSweb Reports First Quarter 2010 Results
— — —
Fashion & Consumer Packaged Goods new client business pipeline remains strong
PLANO, Texas, May 13, 2010 — PFSweb, Inc. (Nasdaq: PFSW), an international business process outsourcing services provider of end-to-end web commerce solutions and an online discount retailer, today announced its financial results for the three months ended March 31, 2010.
Summary of consolidated results for the quarter ended March 31, 2010:
PFSweb’s first quarter 2010 results were favorably impacted by new service fee client activity, incremental project activity with existing client relationships and continued cost management. While revenue and Adjusted EBITDA results reflect a decrease as compared to the prior year period, this is primarily due to changes to the company’s client mix, including the impact of the non-renewal of its previously largest Service Fee business client agreement in 2009, and the global economic environment. PFSweb’s momentum remains strong and the company continues to experience solid new business activity in its Service Fee segment, particularly with branded Fashion and Consumer Packaged Goods clients.
•	Total revenue was $88.3 million compared to $88.9 million for the first quarter of 2009;

•	Adjusted EBITDA (as defined) was $0.9 million versus $2.7 million for the first quarter of 2009;

•	Net loss was $1.2 million, or $0.12 per basic and diluted share, compared to net loss of $248,000 or $0.02 per basic and diluted share, for the first quarter of 2009;

•	Non-GAAP net loss (as defined) was $1.1 million, or $0.11 per basic and diluted share, compared to non-GAAP net loss of $119,000 or $0.02 per basic and diluted share, for the first quarter of 2009;

•	Total cash, cash equivalents and restricted cash equaled $16.4 million as of March 31, 2010 compared to $16.9 million as of December 31, 2009.
Mark C. Layton, Chief Executive Officer of PFSweb, stated, “We continue to execute our strategy in the Service Fee segment, as indicated by our signing, launching and/or ramping up of several new client programs in the U.S. and Europe through our End2End eCommerce solution, including the agreement with Procter & Gamble for the eStore. Most recently, we signed a new End2End eCommerce agreement with a leading fragrance and beauty company. The momentum we are experiencing with this new eCommerce solution is exciting, particularly in several rapidly evolving market segments, including the Fashion Apparel and Accessories, Beauty and Fragrance and Consumer Packaged Goods (CPG) segments. We continue to maintain a robust new business pipeline and hope to capitalize on this pipeline by establishing relationships with major consumer brands and companies that own families of brands.
“While the economy is still in the early stages of its recovery, we believe there is exciting potential to drive organic revenue growth through our existing client base, especially those with focused direct-to-consumer initiatives. We believe the combination of many new eCommerce clients, along with the economic recovery, has us well positioned for growth in the future.”
“I am also pleased to communicate again that during the quarter we completed the renewal of our financing facilities with IBM Global Finance, Comerica and Fortis through March 2011,” Mr. Layton continued.
Summary of results by business segment:
Service Fee Business:
For the first quarter of 2010, Service Fee revenue was $16 million, compared with $17.1 million for the same period in 2009. The Service Fee business reported Adjusted EBITDA of $0.15 million for the first quarter of 2010, compared to Adjusted EBITDA of $1.6 million for the same period last year.
Mike Willoughby, President of PFSweb’s Services division, commented, “Recently we announced a number of significant new client opportunities. This includes the launch of an End2End eCommerce solution to support the web commerce initiative for the Carter’s and OshKosh B’Gosh brands. Since its launch on March 24, 2010, the program has exceeded expectations, and PFSweb’s ability to scale its operations has helped enable Carter’s to capitalize on this opportunity. The end-to-end solution incorporates an innovative multi-brand web store, high-touch customer care, fully branded order fulfillment and comprehensive financial transaction management. PFSweb also provides a variety of Interactive Marketing Services to support Carter’s, which are targeted to fuel additional growth.
“Also, in February we launched a beta site to test the eStore, an online shopping site exclusively featuring P&G products to consumers in the U.S., which is an alliance between PFSweb and P&G. Since the beta site was launched, we have received positive feedback from P&G and the customers using the site. We believe we are nearing completion of the beta test and are getting ready for the live site launch, which we expect to happen soon.
“We have gained a significant amount of attention since initially launching the End2End solution. However, this solution really just expanded and unlocked the world-class services we have offered for years. We continue to operate a robust range of world class outsourcing services designed for both direct-to-consumer and business-to-business commerce activity. As further evidence of our service quality, our client Riverbed recently awarded PFSweb their Supplier of the Year award for 2009, in recognition of the excellence of our solutions serving their growing customer base,” continued Mr. Willoughby.
Supplies Distributors Business:
For the first quarter of 2010, Supplies Distributors revenue was $45.5 million, compared to $45.3 million for the same period last year. Adjusted EBITDA was $1.0 million for the first quarter of 2010, compared to $1.4 million for the same period last year.

eCOST.com Business:
For the first quarter of 2010, eCOST.com revenue was $20.1 million, compared to $20.9 million for the same period in 2009. Adjusted EBITDA for eCOST.com in the quarter was a loss of $0.26 million, as compared to a loss of $0.4 million for the same period last year.
“We are targeting to see improvement in the overall financial results of this business, as the initiatives we are taking towards improving gross margins in the consumer segment of eCOST.com continue to be implemented. In particular, the development of our eStore Retail Services that formalize the linkage between our PFSweb services segment and eCOST.com is expected to contribute to eCOST’s overall improvement,” concluded Mr. Layton.
Conference Call Information
Management will host a conference call at 10:00 am Central Time (11:00 am Eastern Time) on Thursday, May 13, 2010, to discuss the latest corporate developments and results. To listen to the call, please dial (888) 562-3356 and enter the pin number (72080224) at least five minutes before the scheduled start time. Investors can also access the call in a “listen only” mode via the Internet at the Company’s website, www.pfsweb.com. Please allow extra time prior to the call to visit the site and download any necessary audio software.
A digital replay of the conference call will be available through June 13, 2010 at (800) 642-1687, pin number (72080224). The replay also will be available at the Company’s website for a limited time.
Non-GAAP Financial Measures
This news release may contain certain non-GAAP measures, including free cash flow, non-GAAP net income (loss), Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA.
Free cash flow is defined as net cash provided by operating activities less capital expenditures.
Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, amortization of identifiable intangible assets and impairment of goodwill and identifiable intangible assets, if any.
EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation and impairment of goodwill and identifiable intangible assets, if any.
Free cash flow, non-GAAP net income (loss), EBITDA and Adjusted EBITDA are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. Free cash flow is used as a supplemental financial measure in our evaluation of liquidity and financial strength. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, amortization of intangible assets and impairment of goodwill and intangible assets, if any, and EBITDA and Adjusted EBITDA further eliminate the effect of financing, income taxes, and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of its core operating results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.
About PFSweb, Inc.
PFSweb develops and deploys comprehensive end-to-end eCommerce solutions for Fortune 1000, Global 2000 and brand name companies, including interactive marketing services, global fulfillment and logistics and high-touch customer care. The company serves a multitude of industries and company types, including such clients as P&G, LEGO, AAFES, Riverbed, InfoPrint Solutions Company (a joint venture company owned by Ricoh and International Business Machines), Hawker Beechcraft Corp., Roots Canada Ltd., Carter’s and Xerox.
Through its wholly owned eCOST.com subsidiary, PFSweb also serves as a leading multi-category online discount retailer of high-quality new, “close-out” and manufacturer recertified brand-name merchandise for consumers and small to medium size business buyers. The eCOST.com brand markets approximately 300,000 different products from leading manufacturers such as Sony, Hewlett-Packard, Denon, JVC, Canon, Nikon, Panasonic, Toshiba, Microsoft, Kitchen Aid, Braun, Black & Decker, Cuisinart, Coleman, and Citizen primarily over the Internet and through direct marketing.
To find out more about PFSweb, Inc. (NASDAQ: PFSW), visit the company’s websites at http://www.pfsweb.com and http://www.ecost.com.
The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2009 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual and Quarterly Reports and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.
(Tables Follow)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Statements of Operations (A)
(In Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2010	2009
REVENUES:
Product revenue, net	$65,647	$66,263
Service fee revenue	15,979	17,119
Pass-thru revenue	6,634	5,555

Total revenues	88,260	88,937

COSTS OF REVENUES:
Cost of product revenue	60,622	60,832
Cost of service fee revenue	11,454	11,319
Cost of pass-thru revenue	6,634	5,555

Total costs of revenues	78,710	77,706

Gross profit	9,550	11,231

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	10,335	10,667
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	35	26

Total operating expenses	10,370	10,693

Income (loss) from operations	(820)	538
INTEREST EXPENSE, NET	262	357

Income (loss) before income taxes	(1,082)	181
INCOME TAX EXPENSE	127	429

NET LOSS)	$(1,209)	$(248)

NON-GAAP NET LOSS	$(1,078)	$(119)

NET LOSS PER SHARE:
Basic and Diluted	$(0.12)	$(0.02)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic and Diluted	9,936	9,924

EBITDA	$815	$2,566

ADJUSTED EBITDA	$911	$2,669

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2009.

PFSweb, Inc. and Subsidiaries
Reconciliation of certain Non-GAAP Items to GAAP
(In Thousands, Except Per Share Data)

	Three Months Ended
	March 31,
	2010	2009
NET LOSS	$(1,209)	$(248)
Income tax expense	127	429
Interest expense	262	357
Depreciation and amortization	1,635	2,028

EBITDA	$815	$2,566
Stock-based compensation	96	103

ADJUSTED EBITDA	$911	$2,669

	Three Months Ended
	March 31,
	2010	2009
NET LOSS	$(1,209)	$(248)
Stock-based compensation	96	103
Amortization of identifiable intangible assets	35	26

NON-GAAP NET LOSS	$(1,078)	$(119)

NET LOSS PER SHARE:
Basic and Diluted	$(0.12)	$(0.02)

NON-GAAP NET LOSS Per Share:
Basic and Diluted	$(0.11)	$(0.01)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets
(In Thousands, Except Share Data)

	March 31,	December 31,
	2010	2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$15,091	$14,812
Restricted cash	1,294	2,096
Accounts receivable, net of allowance for doubtful accounts of $969 and $973 at March 31, 2010 and December 31, 2009, respectively	37,472	39,861
Inventories, net of reserves of $2,011 and $2,016 at December 31, 2009 and December 31, 2008, respectively	34,070	37,949
Other receivables	11,104	11,605
Prepaid expenses and other current assets	4,001	4,170

Total current assets	103,032	110,493

PROPERTY AND EQUIPMENT, net	9,592	10,314
IDENTIFIABLE INTANGIBLES	765	805
GOODWILL	3,602	3,602
OTHER ASSETS	2,403	2,555

Total assets	119,394	127,769

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$19,652	$19,179
Trade accounts payable	46,505	53,642
Deferred revenue	5,236	5,164
Accrued expenses	14,674	13,180

Total current liabilities	86,067	91,165

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,172	3,348
OTHER LIABILITIES	3,540	3,903

Total liabilities	91,779	98,416

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 9,954,957 and 9,952,164 shares issued at December 31, 2009 and December 31, 2009, respectively; and 9,936,596 and 9,933,803 outstanding as of March 31, 2010 and December 31, 2009, respectively	10	10
Additional paid-in capital	93,251	93,152
Accumulated deficit	(67,172)	(65,963)
Accumulated other comprehensive income	1,611	2,239
Treasury stock at cost, 18,361 shares	(85)	(85)

Total shareholders’ equity	27,615	29,353

Total liabilities and shareholders’ equity	$119,394	$127,769

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended March 31, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$45,502	$20,145	$—	$65,647
Service fee revenue	15,979	—	—	—	15,979
Service fee revenue - affiliate	1,700	—	—	(1,700)	—
Pass-thru revenue	6,637	—	—	(3)	6,634

Total revenues	24,316	45,502	20,145	(1,703)	88,260

COSTS OF REVENUES:
Cost of product revenue	—	42,278	18,344	—	60,622
Cost of service fee revenue	12,101	—	—	(647)	11,454
Cost of pass-thru revenue	6,637	—	—	(3)	6,634

Total costs of revenues	18,738	42,278	18,344	(650)	78,710

Gross profit	5,578	3,224	1,801	(1,053)	9,550

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,058	2,210	2,120	(1,053)	10,335
AMORTIZATION OF IDENTIFIABLE INTANGIBLES	—	—	35	—	35

Total operating expenses	7,058	2,210	2,155	(1,053)	10,370

Income (loss) from operations	(1,480)	1,014	(354)	—	(820)
INTEREST EXPENSE (INCOME), NET	(56)	310	8	—	262

Income (loss) before income taxes	(1,424)	704	(362)	—	(1,082)
INCOME TAX PROVISION (BENEFIT)	(136)	256	7	—	127

NET INCOME (LOSS)	$(1,288)	$448	$(369)	$—	$(1,209)

NON-GAAP NET INCOME (LOSS)	$(1,192)	$448	$(334)	$—	$(1,078)

EBITDA	$50	$1,022	$(257)	$—	$815

ADJUSTED EBITDA	$146	$1,022	$(257)	$—	$911

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(1,288)	$448	$(369)	$—	$(1,209)
Income tax expense (benefit)	(136)	256	7	—	127
Interest expense (income)	(56)	310	8	—	262
Depreciation and amortization	1,530	8	97	—	1,635

EBITDA	$50	$1,022	$(257)	$—	$815
Stock-based compensation	96	—	—	—	96

ADJUSTED EBITDA	$146	$1,022	$(257)	$—	$911

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(1,288)	$448	$(369)	$—	$(1,209)
Stock-based compensation	96	—	—	—	96
Amortization of intangible assets	—	—	35	—	35

NON-GAAP NET INCOME (LOSS)	$(1,192)	$448	$(334)	$—	$(1,078)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of March 31, 2010
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,995	$3,185	$1,911	$—	$15,091
Restricted cash	776	311	207	—	1,294
Accounts receivable, net	16,691	18,848	2,243	(310)	37,472
Inventories, net	—	29,882	4,188	—	34,070
Other receivables	—	11,104	—	—	11,104
Prepaid expenses and other current assets	2,420	1,467	114	—	4,001

Total current assets	29,882	64,797	8,663	(310)	103,032

PROPERTY AND EQUIPMENT, net	9,242	43	307	—	9,592
NOTES RECEIVABLE FROM AFFILIATES	21,045	—	—	(21,045)	—
INVESTMENT IN AFFILIATES	(90)	—	—	90	—
IDENTIFIABLE INTANGIBLES	369	—	396	—	765
GOODWILL	—	—	3,602	—	3,602
OTHER ASSETS	2,095	—	308	—	2,403

Total assets	62,543	64,840	13,276	(21,265)	119,394

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$9,678	$9,939	$35	$—	$19,652
Trade accounts payable	5,138	35,019	6,658	(310)	46,505
Deferred revenue	4,010	—	1,226	—	5,236
Accrued expenses	9,039	4,360	1,275	—	14,674

Total current liabilities	27,865	49,318	9,194	(310)	86,067

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	2,032	—	140	—	2,172
NOTES PAYABLE TO AFFILIATES	—	5,005	16,040	(21,045)	—
OTHER LIABILITIES	3,540	—	—	—	3,540

Total liabilities	33,437	54,323	25,374	(21,355)	91,779

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	10	—	19	(19)	10
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	93,251	—	28,059	(28,059)	93,251
Retained earnings (accumulated deficit)	(65,668)	7,229	(40,174)	31,441	(67,172)
Accumulated other comprehensive income	1,598	2,288	(2)	(2,273)	1,611
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	29,106	10,517	(12,098)	90	27,615

Total liabilities and shareholders’ equity	$62,543	$64,840	$13,276	$(21,265)	$119,394

PFSweb, Inc. and Subsidiaries
Unaudited Consolidating Statements of Operations
For the Three Months Ended March 31, 2009
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
REVENUES:
Product revenue, net	$—	$45,331	$20,932	$—	$66,263
Service fee revenue	17,119	—	—	—	17,119
Service fee revenue — affiliate	2,059	—	—	(2,059)	—
Pass-thru revenue	5,586	—	—	(31)	5,555

Total revenues	24,764	45,331	20,932	(2,090)	88,937

COSTS OF REVENUES:
Cost of product revenue	—	41,951	18,881	—	60,832
Cost of service fee revenue	11,964	—	—	(645)	11,319
Cost of pass-thru revenue	5,586	—	—	(31)	5,555

Total costs of revenues	17,550	41,951	18,881	(676)	77,706

Gross profit	7,214	3,380	2,051	(1,414)	11,231

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	7,617	1,964	2,500	(1,414)	10,667
AMORTIZATION OF IDENTIFIABLE INTANGIBLES			26		26

Total operating expenses	7,617	1,964	2,526	(1,414)	10,693

Income (loss) from operations	(403)	1,416	(475)	—	538
INTEREST EXPENSE (INCOME), NET	(23)	377	3	—	357

Income (loss) before income taxes	(380)	1,039	(478)	—	181
INCOME TAX PROVISION (BENEFIT)	(52)	481	—	—	429

NET INCOME (LOSS)	$(328)	$558	$(478)	$—	$(248)

NON-GAAP NET INCOME (LOSS)	$(225)	$558	$(452)	$—	$(119)

EBITDA	$1,532	$1,426	$(392)	$—	$2,566

ADJUSTED EBITDA	$1,635	$1,426	$(392)	$—	$2,669

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(328)	$558	$(478)	$—	$(248)
Income tax expense (benefit)	(52)	481	—	—	429
Interest expense (income)	(23)	377	3	—	357
Depreciation and amortization	1,935	10	83	—	2,028

EBITDA	$1,532	$1,426	$(392)	$—	$2,566
Stock-based compensation	103	—	—	—	103

ADJUSTED EBITDA	$1,635	$1,426	$(392)	$—	$2,669

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(328)	$558	$(478)	$—	$(248)
Stock-based compensation	103	—	—	—	103
Amortization of intangible assets	—	—	26	—	26

NON-GAAP NET INCOME (LOSS)	$(225)	$558	$(452)	$—	$(119)

PFSweb, Inc. and Subsidiaries
Unaudited Condensed Consolidating Balance Sheets
as of December 31, 2009
(In Thousands)

		Supplies
	PFSweb	Distributors	eCOST	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,698	$2,628	$2,486	$—	$14,812
Restricted cash	732	1,137	227	—	2,096
Accounts receivable, net	19,499	18,764	1,719	(121)	39,861
Inventories, net	—	33,577	4,372	—	37,949
Other receivables	49	11,556	—	—	11,605
Prepaid expenses and other current assets	2,515	1,575	80	—	4,170

Total current assets	32,493	69,237	8,884	(121)	110,493

PROPERTY AND EQUIPMENT, net	9,900	54	360	—	10,314
NOTES RECEIVABLE FROM AFFILIATES	20,845	—	—	(20,845)	—
INVESTMENT IN AFFILIATES	(149)	—	—	149	—
IDENTIFIABLE INTANGIBLES	383	—	422	—	805
GOODWILL	—	—	3,602	—	3,602
OTHER ASSETS	2,244	—	311	—	2,555

Total assets	65,716	69,291	13,579	(20,817)	127,769

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$8,770	$10,374	$35	$—	$19,179
Trade accounts payable	8,396	38,753	6,614	(121)	53,642
Deferred revenue	3,948	—	1,216	—	5,164
Accrued expenses	7,046	4,701	1,433	—	13,180

Total current liabilities	28,160	53,828	9,298	(121)	91,165

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	3,208	—	140	—	3,348
NOTES PAYABLE TO AFFILIATES	—	5,005	15,840	(20,845)	—
OTHER LIABILITIES	3,880	—	23	—	3,903

Total liabilities	35,248	58,833	25,301	(20,966)	98,416

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	10	—	19	(19)	10
Capital contributions	—	1,000	—	(1,000)	—
Additional paid-in capital	93,152	—	28,059	(28,059)	93,152
Retained earnings (accumulated deficit)	(64,828)	6,781	(39,805)	31,889	(65,963)
Accumulated other comprehensive income	2,219	2,677	5	(2,662)	2,239
Treasury stock	(85)	—	—	—	(85)

Total shareholders’ equity	30,468	10,458	(11,722)	149	29,353

Total liabilities and shareholders’ equity	$65,716	$69,291	$13,579	$(20,817)	$127,769

eCOST.com, Inc.
Selected Operating Data

	Three Months Ended
	March 31,
	2010	2009
Total Customers (1)	2,110,120	1,920,418
Active Customers (2)	158,784	199,677
New Customers (3)	42,736	32,168
Number of Orders (4)	87,956	78,268
Average Order Value (5)	$228	$265
Advertising Expense (6)	$202,588	$200,722
Cost to Acquire a New Customer (7)	$4.74	$5.84

(1)	Total customers have been calculated as the cumulative number of customers for which orders have been taken from eCOST.com’s inception to the end of the reported period.

(2)	Active customers consist of the approximate number of customers who placed orders during the 12 months prior to the end of the reported period.

(3)	New Customers represent the number of persons that established a new account and placed an order during the reported period.

(4)	Number of orders represents the total number of orders shipped during the reported period (not reflecting returns).

(5)	Average order value has been calculated as gross sales divided by the total number of orders during the period presented. The impact of returns is not reflected in average order value.

(6)	Advertising expense includes the total dollars spent on advertising during the reported period, including internet, direct mail, print and e-mail advertising, as well as customer list enhancement services.

(7)	Catalog expense of $0 and $12,789 was not included in the 2010 and 2009 calculation, respectively, as it is used for retention and not acquisition.
# # #